UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 17, 2024

NCL CORPORATION LTD.

(Exact name of registrant as specified in its charter)

Bermuda	333-128780	20-0470163
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of principal executive offices, and Zip Code)

(305) 436-4000

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Senior Notes Indenture

On September 17, 2024, NCL Corporation Ltd. (“NCLC”) closed its previously announced private offering (the “Notes Offering”) of $315.0 million aggregate principal amount of 6.250% senior notes due 2030 (the “Notes”). In connection with the Notes Offering, NCLC received net proceeds, after deducting the initial purchasers’ discount but before deducting estimated fees and expenses, of approximately $311.5 million. NCLC used the net proceeds from the Notes Offering, together with cash on hand, to redeem $315.0 million aggregate principal amount of the 3.625% senior notes due 2024, including to pay any accrued and unpaid interest thereon.

The Notes were issued pursuant to an indenture (the “Indenture”), dated September 17, 2024, between NCLC, as issuer, and U.S. Bank Trust Company, National Association, as trustee. Interest on the Notes will accrue from September 17, 2024 and is payable semi-annually in arrears on March 1 and September 1 of each year, beginning on March 1, 2025, at a rate of 6.250% per year. The Notes will mature on March 1, 2030 unless earlier redeemed or repurchased.

NCLC may, at its option, redeem the Notes, in whole or in part, (i) prior to March 1, 2027 (the “First Call Date”), at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus an applicable “make-whole” amount, plus accrued and unpaid interest and additional amounts, if any, to, but excluding, the redemption date, and (ii) on or after the First Call Date, at the redemption prices set forth in the Indenture, plus accrued and unpaid interest and additional amounts, if any, to, but excluding, the redemption date. In addition, at any time and from time to time prior to the First Call Date, NCLC may redeem up to 40% of the aggregate principal amount of the Notes with the net proceeds of certain equity offerings at a redemption price equal to 106.250% of the principal amount of the Notes redeemed, plus accrued and unpaid interest to, but excluding, the redemption date, so long as at least 60% of the aggregate principal amount of the Notes issued remains outstanding following such redemption.

The Indenture contains covenants that limit the ability of NCLC and its restricted subsidiaries to, among other things: (i) grant or assume certain liens; (ii) enter into sale leaseback transactions; and (iii) consolidate, merge, sell or otherwise dispose of all or substantially all of their assets. Additionally, upon the occurrence of specified change of control triggering events, NCLC may be required to offer to repurchase the Notes at a repurchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date. The Indenture also contains customary events of default.

The foregoing summary of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture and form of Note, which are attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 8.01	Other Events.

On September 3, 2024, NCLC issued press releases announcing the launch and pricing of the Notes Offering. Copies of these press releases are furnished as Exhibit 99.1 and 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements

Some of the statements, estimates or projections contained in this report are “forward-looking statements” within the meaning of the U.S. federal securities laws intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this report, including statements regarding the Notes Offering may be forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend,” “future” and similar words. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. For a discussion of these risks, uncertainties and other factors, please refer to the factors set forth under the sections entitled “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” in our most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings with the Securities and Exchange Commission. These factors are not exhaustive and new risks emerge from time to time. There may be additional risks that we consider immaterial or which are unknown. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we expect to operate in the future. These forward-looking statements speak only as of the date made. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Indenture, dated September 17, 2024, between NCL Corporation Ltd., as issuer, and U.S. Bank Trust Company, National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on September 17, 2024 (File No. 001-35784)).

99.1	Press Release of NCL Corporation Ltd., dated September 3, 2024.

99.2	Press Release of NCL Corporation Ltd., dated September 3, 2024.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, NCL Corporation Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 17, 2024

NCL CORPORATION LTD.

By:	/s/ Mark A. Kempa
Name: Mark A. Kempa
Title: Executive Vice President and Chief Financial Officer